Registration No. 333-46323
                                                               ICA No. 811-08655

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                  REGISTRATION STATEMENT UNDER THE SECURITIES              |X|
                                   ACT OF 1933

                         Pre-Effective Amendment No.                       [ ]
                        Post-Effective Amendment No. 1                     |X|

                                     and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT              |X|
                               COMPANY ACT OF 1940

                          Pre-Effective Amendment No.                      [ ]
                       Post-Effective Amendment No. 1                      |X|

                        (Check Appropriate Box or Boxes)

                               QUESTAR FUNDS,INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                 (516) 951-0500
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                  Michael Miola
                               Questar Funds, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
                      --------------------------------------
                     (Name and Address of Agent For Service)

                                 With a copy to:

                             Thomas R. Westle, Esq.
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                 As soon as practicable after the effective date
                 -----------------------------------------------
                 (Approximate Date of Proposed Public Offering)


                             Shares of Common Stock
                     --------------------------------------
                     (Title of Securities Being Registered)

         It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b).
[ ]  on (date) pursuant to paragraph (b).
[ ]  60 days after filing pursuant to paragraph (a)(1).
[ ]  on (date) pursuant to paragraph (a)(1).
|X|  75 days after filing pursuant to paragraph (a)(2).
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

         THE REGISTRANT DECLARES THAT AN INDEFINITE AMOUNT OF ITS SHARES OF COMMON STOCK IS BEING REGISTERED BY THE REGISTRATION STATEMENT PURSUANT TO
SECTION 24(F) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND RULE 24F-2 THEREUNDER.

                               QUESTAR FUNDS, INC.
                       REGISTRATION STATEMENT ON FORM N-1A

              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A


ITEM NO.   CAPTION IN PROSPECTUS
--------   ---------------------

     1     Front and Back Cover Pages
     2     Investment Objectives and Policies
     3     Transaction and Operating Expense Table
     4     Investment Objectives and Policies
     5     Dividends and Distributions; Performance Comparisons
     6     Management
     7     How to Purchase Shares; How to Redeem Shares;
           Shareholder Services; Dividends and Distributions; Valuation of Shares; Tax Status and General Information
     8     Not Applicable
     9     Not Applicable


           CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
           ----------------------------------------------

     10    Cover Page and Table of Contents
     11    Investment Objectives, Policies and Restrictions
     12    Directors and Executive Officers
     13    Ownership of Common Stock
     14    Investment Advisory and Other Services
     15    Portfolio Transactions and Allocation of Brokerage
     16    Ownership of Common Stock
     17    Net Asset Value and Public Offering Price; Redemption of Shares
     18    Taxation
     19    Investment Advisory and Other Services
     20    Performance Comparisons
     21    Financial Statements

                               QUESTAR FUNDS, INC.


                           AII AGGRESSIVE TRADING FUND





                                   PROSPECTUS


                            __________________, 1999




THE AiiAGGRESSIVE TRADING FUND SEEKS TO PROVIDE INVESTORS WITH CAPITAL APPRECIATION THROUGH AN AGGRESSIVE AND SPECULATIVE TRADING STRATEGY EMPHASIZING RAPID RESPONSE TO CHANGING MARKET CONDITIONS, AND INVESTING IN A DIVERSIFIED PORTFOLIO OF SECURITIES, INCLUDING SHARES OF EQUITY AND FIXED INCOME MUTUAL FUNDS, EQUITY SECURITIES TRADED IN U.S. MARKETS, AND MONEY MARKET FUNDS.












THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    THE FUND

                                                     Aii Aggressive Trading Fund
                                                     Ticker Symbol: _________

INVESTMENT OBJECTIVE AND STRATEGIES

     The Fund seeks to provide investors with capital appreciation through an aggressive and speculative trading strategy emphasizing rapid response to changing market conditions, and investing in a diversified portfolio of securities, including shares of equity and fixed income mutual funds, equity securities traded in U.S. markets, and money market funds The Fund's portfolio may, from time to time, include shares of mutual funds, common stock of U.S. companies, and securities representing groups of common stocks, (such as the Dow Jones Industrials and S&P 500 Depositary Receipts), money market instruments and money market funds, as well as American Depositary Receipts ("ADRs"). A portion of the Fund's net assets may be invested in (i) fixed income mutual funds that invest primarily in high yield, high risk, non-investment grade debt securities of domestic issuers, commonly referred to as "junk bonds" or that invest primarily in municipal bonds or (ii) "specialty equity mutual funds" that concentrate in certain industries or groupings of stocks, or in certain commodities such as gold and other precious metals or the securities of companies in industries related to such areas. For liquidity purposes or pending the purchase of investments in accordance with its policies, the Fund may, from time to time, invest a large portion, such as half or more, of the Fund's assets in money market funds or money market instruments. The Fund is limited in its investment in shares of other mutual funds to the extent that it may not purchase more than 3% of the outstanding common stock of any particular fund. Further, the Fund will invest no more than 5% of its total assets in shares of foreign issuers or mutual funds which are not publicly traded in the United States.

     Aii Inc., the Fund's Adviser (the "Adviser"), will implement a variety of aggressive investment strategies that will focus on speculative trading rather than long-term participation in the economic growth and earnings of issuers. Speculative trading seeks to profit from short-term changes in market price and is dependent upon the occurrence of price trends amenable to the Adviser's strategies. Contrary to most other mutual funds, the Fund is not likely to exhibit a high correlation with traditional holdings in long-term equity investments. This is due to the emphasis on rapid response to market conditions, and to use of short selling. The Fund may engage in a variety of investment techniques to enhance Fund performance including short sales, options and futures transactions.

     The Fund will invest in securities based primarily on appreciable price movements rather than capitalization, industry or financial market. The Adviser may select from a wide variety of instruments in order to exploit these price movements or to hedge the Fund's risk exposure. Accordingly, the Fund may at times be less than fully invested in equity securities. For example, at some times, the Fund may hold short positions in securities traded in the U.S. markets whose aggregate market value, together with the market value of any stock index puts, and the market value

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of any stock indexes on which short positions in futures contracts are held, approximates the value of the Fund's net assets, or which is substantially less than the value of the Fund's net assets, with any balance of the Fund's assets held in some combination of money market instruments or money market funds. At other times, the Fund may hold long-term equity positions by purchasing shares of other equity mutual funds and securities traded in U.S. markets, for example, whose aggregate market value approximates the Fund's net assets, or which is substantially less than the value of the Fund's net assets, with the balance of the Fund's assets invested in fixed income mutual funds, money market instruments and "boxed positions" in which a short position and a long position in the same security offset each other, thereby eliminating market risk for those positions. At still other times, the Fund may hold some long positions and some short positions, but the aggregate market value of these securities will typically not exceed the value of the Fund's net assets. Under these circumstances, the balance of the Fund's assets may be invested in some combination of money market instruments or money market funds. The Fund is limited in its investment in futures contracts to the extent that the aggregate initial futures margin and premiums may not exceed 10% of the value of the Fund's net assets.

     Additional information concerning the investment strategies of the Fund can be found in the Statement of Additional Information ("SAI").


                                   MAIN RISKS

     The investment strategy of the Fund is aggressive and speculative, and is dependent upon the Adviser's ability to (i) trade on price fluctuations rather than participate in long-term earnings and growth; and (ii) combine multiple trading strategies. The failure of the Adviser to effectively implement these strategies could result in the loss of a portion of your investment. The Fund has no operating history and the Adviser has no prior experience in acting as an investment adviser to a mutual fund. The Fund cannot give any assurance that its investment objective will be achieved.

     The Adviser will aggressively trade shares of common stocks, including shares of other mutual funds, based primarily on changes in the market price. The Fund's profitability is directly tied to the Adviser's ability to identify and exploit opportunities that arise from the price movements of target securities. There is no assurance that the Adviser's method will be effective in a generally unpredictable market.

      The success of the Adviser's strategy is also dependent upon the occurrence of price trends of a type on which the Adviser is able to capitalize. The markets in which the Adviser trades, may be subject to sustained periods in which such trends as there are do not lend themselves to the Adviser's methods. Since the Adviser anticipates that a substantial percentage (perhaps over 50%) of its trades may be unprofitable in any case, net profitability may be dependent on substantial gains being recognized on a limited number of trades. Due to the general unpredictability of market prices, and the possibility of periods in which trends as to market prices do not lend themselves to the Adviser's methods, there is a risk that the market will move contrary to the Adviser's predictions and that an investor will lose a portion of his or her investment.

     As a result of the Fund's emphasis on aggressive trading and rapid response to market conditions, the Fund's portfolio turnover rate is expected to be significantly higher than that of most other mutual funds. The strategies of the Adviser contemplate frequent trading and will, in all likelihood, result in a complete turnover of the Fund's positions over eighty times per year. Such frequent portfolio turnover may involve significant expenses and costs for the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may also result in realization of taxable capital gains, much or all of which will be short-term capital gains subject to federal and state taxation as ordinary income and not eligible for favored long term capital gains tax treatment.

     As the Fund will invest in equity securities without primary regard to capitalization of the issuer, the Fund may be subject to the additional risks associated with investment in companies with small or mid-sized capital structures (generally a market cap of $5 billion or less). The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities, the net asset value of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

     The ability of the Adviser to utilize mutual funds as a vehicle for profitable investment depends on the policies of the mutual funds and brokerage houses through which it invests, as to such matters as permissibility of frequent exchanges among mutual funds. Many mutual funds have adopted policies to limit investments by market timers such as the Fund. Further, such mutual funds may reserve the right to decline to execute exchange instructions under certain circumstances. These factors are beyond the control of the Adviser, and could result in an inability to carry out the strategies of the Adviser for a period of time, resulting in actual market loss or lost profit opportunities.

     As a portion of the Fund's assets may be invested in mutual funds which primarily invest in high yield, high risk non-investment grade securities, the Fund may be susceptible to additional risks associated with such investments. Non-investment grade securities (i.e., "junk bonds") tend to be highly susceptible to volatile fluctuations in market price. Unanticipated changes in interest rates could lead to significant devaluations of the fixed income securities held by the mutual funds and, therefore, the mutual funds themselves in which the Fund invests. This would have a negative impact on the net asset value of the Fund and your investment.

     The Fund may also invest a portion of its net assets in mutual funds which concentrate in municipal bonds, including both general and revenue obligations. Unanticipated changes in interest rates or the overall condition of the city, state, or public authority issuing the municipal bonds could lead to significant devaluations of the fixed income securities held by the mutual funds in which the

Fund invests, which, in turn, will have a negative impact on the net asset value of the Fund and your investment.

     The Fund may also invest in specialty mutual funds that concentrate in certain commodities such as gold and other precious metals of companies and/or securities related to such commodities. Unanticipated changes in the market prices of the underlying commodities can adversely affect the value of the specialty funds in which the Fund invests, which, in turn, would have a negative impact on the net asset value of the Fund and on your investment.

     The Fund will not generally utilize leverage to fund the Fund's activities or to achieve higher returns in the Fund. The Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. To reduce its indebtedness, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of both the Fund and your investment.

     The Fund may engage in futures and options transactions for hedging purposes and for non- hedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment. The use of futures and options involves certain special risks due to the possibility of imperfect correlations among movements in the prices of options purchased or sold by the Fund and, in the case of hedging transactions, of the securities that are the subject of the hedge. A more detailed explanation of options transactions, including the risks associated with them, is included in the SAI.

     Certain of the instruments in which the Fund may invest, such as futures and options, are considered to be "derivatives." Derivatives are financial instruments whose value is derived from the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included in the SAI.

     The Fund may lend securities to broker-dealers, by entering into repurchase agreements, amounting to not more than 25% of its assets. These transactions will be fully collateralized at all times with cash and/or short-term debt obligations. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

     The fact that the Adviser is also compensated through a performance-based fulcrum fee may create, to some extent, a conflict of interest encouraging the Adviser to assume excessive trading risks which it might not otherwise do, to maximize the profit potential of the Fund.

                          FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.



SHAREHOLDER TRANSACTION FEES (PAID None DIRECTLY FROM YOUR INVESTMENTS):

ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF NET ASSETS)

Management Fees                                                       1.00%(1)

Distribution and/or Service (Rule 12b-1) Fees                          0.25%

Other Expenses 2 3                                                         %

Total Estimated Fund Operating Expenses (3)                            ____%
================================================================================

EXAMPLE:

     THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THESE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COST WOULD BE:

     1 YEAR        $____________              3 YEARS           $____________

     YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

     1 YEAR       $____________               3 YEARS           $____________

     THE EXAMPLE DOES NOT REFLECT SALES CHARGES (LOADS) ON REINVESTED DIVIDENDS (AND OTHER DISTRIBUTIONS). IF THESE SALES CHARGES (LOADS) WERE INCLUDED, YOUR COSTS WOULD BE HIGHER.
------------------

(1) The Adviser will also be entitled to a performance-based fulcrum fee, only if the performance of the Fund, after all costs and expenses, meets certain criteria. If the Fund's net performance exceeds the annualized rate of return on Treasury bills by 5%, the Adviser will be entitled to a fee equal to 2% of the net assets of the Fund. The Adviser's fee will be adjusted upward or downward by an amount equal to 20% of the amount by which the Fund's net performance exceeds or falls short of that benchmark. The Adviser may, in its discretion, waive some or all of its advisory fees.

(2) Other Expenses include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees.

(3) Other Expenses and Total Estimated Fund Operating Expenses are based on estimated amounts assuming net assets of $5 million in the Fund.

                  MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

     INVESTMENT ADVISER

     Aii Inc. (the "Adviser") has been retained under an Investment Advisory Agreement with the Company to act as the Fund's investment adviser subject to the authority of the Board of Directors. The Adviser is registered as an investment adviser with the Securities and Exchange Commission and has its principal office at 930 Tahoe Boulevard, #802-269, Incline Village, Nevada 89451. The Adviser can also be contacted by telephone at (775) 832-0111.

     The Adviser has not served as an investment adviser to any mutual fund prior to the Fund; The Adviser, however, is currently the investment adviser to various private investors and, as of December 31, 1998, had $10 million in assets under management. These private accounts are advised by the Adviser using in excess of the same investment strategies as those proposed to be used by the Adviser for the Fund.

     The Adviser furnishes the Fund with investment advice and supervises the Fund's management and investment programs. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the Fund transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Company who are affiliated with the Adviser.

     PORTFOLIO MANAGER

     George Crawford is the founder, President and Managing Director of the Adviser and has specialized in the development and management of alternative investment strategies in securities trading since 1995. Mr. Crawford is also, since 1990, an active limited partner and investor principal in Managers' Funds L.P., Norwalk, Connecticut, a mutual fund management company with over $1.5 billion in fund assets currently under management. Mr. Crawford also serves as a consulting professor at Stanford University in Palo Alto, California since 1993, teaching courses on quantitative investment methodology involving hedging and investing with derivatives, and also at the Law School on fiduciary and venture investing. Formerly, Mr. Crawford was a Partner and the Chair of the Private Capital Section at the law firm of Jones Day Reavis & Pogue in Los Angeles, California and remained Of Counsel to Jones Day until 1993 when he retired from the practice of law to devote his time to managing, teaching, and writing in the investment field.

     Kenneth Brandau is a Managing Director of the Adviser since he became affiliated with the company in April 1998. Formerly, Mr. Brandau spent six years from 1992 to 1998 as founder and sole head of WorldWide Money Management where he conducted research, development and trading of stocks, mutual funds and futures programs.

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     ANNUAL ADVISORY FEE

     Under the Investment Advisory Agreement, the Fund will pay the Adviser monthly in arrears an annual investment management fee equal to 1% of the Fund's average daily net assets.

     FULCRUM FEE

         The Adviser will also be entitled to receive a type of performance-based fee commonly referred to as a fulcrum fee. By definition, this arrangement provides for a fee averaged over a specified period of time that increases or decreases proportionately with the investment performance of the Fund in relation to the investment record of an appropriate securities index or measure. Pursuant to the Investment Advisory Agreement, the Adviser, in addition to the 1% Investment Advisory fee described above, will be entitled to a performance-based fee which will be calculated on a daily basis after the determination of the Fund's net asset value on each day that the New York Stock Exchange is open. The Adviser has identified the daily U.S. Treasury Bill Rate plus 5% (annualized) as the appropriate benchmark of the Fund's performance. If the Fund's daily net performance (after taking into consideration all accrued costs and expenses) equals the benchmark when calculated for such day, the Adviser will be entitled to a fee equal to 2% of the net assets of the Fund. If the Fund's daily net performance exceeds or falls short of the daily benchmark, the Adviser's annual performance fee accrued is either increased or reduced by 20% of the difference. If the amount of the debit would cause the accrual to be a negative number, the Adviser will not be required to pay in that negative amount. However, no fees will be credited to the Adviser's accrual of its performance fee until the amount of fees which would otherwise have been credited to the Adviser is sufficient to extinguish any negative balance. The Fund will pay the Adviser any accrual of its performance fee at the end of each month.

         OTHER EXPENSES

         The Fund pays certain operating expenses directly, including, but not limited to custodian, audit, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering its shares for sale under federal and state securities laws. See the SAI for a more detailed discussion of independent director compensation.

         ADMINISTRATOR

         The Fund's Administrator is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds with approximately $6 billion of total assets through its offices in New York, Denver, Tampa and Los Angeles.

         ADS provides all administrative services necessary for the Fund, subject to the supervision of the Company's Board of Directors.

         For the services rendered to the Fund by the Administrator, the Fund pays the Administrator monthly an annual monthly fee equal to __% of the daily average net assets of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses. In addition, the Administrator serves as the Fund's transfer agent and performs fund accounting services for which it is paid separately. For additional information, see "Custodian, Transfer Agent and Dividend Agent."

         DISTRIBUTOR

         ADS Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Company to serve as distributor for the Fund's shares. In exchange for an annual distribution fee equal to $____________, the Distributor will be responsible for the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares. The Distributor will use its annual fee, together with the Fund's distribution and service plan fees to pay these expenses and compensate financial intermediaries for providing distribution assistance with respect to the sale of the Fund's shares. See "Management of Fund" in the SAI.


                               VALUATION OF SHARES

         The Fund computes its net asset value (or price per share) on each day the NYSE is open for business. The calculation is made as of the regular close of the NYSE (currently 4:00 p.m., New York time).

         Fund securities for which market quotations are readily available are valued at market value. Fund securities for which market quotations are not considered readily available, are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

                             HOW TO PURCHASE SHARES

         GENERAL PURCHASE INFORMATION

         Shares of the Fund are sold on a continuous basis. The minimum initial investment in the Fund is $___________. The Fund may waive or reduce such minimum initial investment from time to time. If funds are received after the close of business, the purchase will become effective on the next business day. The purchase price paid for Fund shares is the next determined net asset value of the shares after the order is placed. See "Net Asset Value" herein.

         Additional investments of $_____ or more may be made at any time by purchasing shares of the Fund at its next determined net asset value by mailing a check to the Fund at the address noted under "Purchases by Mail" or by wiring monies to the clearing bank as outlined below with which the shareholder has an account and which is a member of the Federal Reserve system with instructions to transmit Federal funds by wire to the Fund.

         PURCHASES BY TELEPHONE

         To open an account by telephone, call (877)732-7696 to obtain an account number and instructions. Information, including the appropriate federal tax identification number, concerning the account will be taken over the phone. Subject to acceptance by the Distributor, shares of the Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to The Chase Manhattan Bank from your bank which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for purposes of wiring your investment:
                           The Chase Manhattan Bank
                           Huntington, New York
                           ABA# 021000021
                           Account# _______________
                           F/B/O Aii Aggressive Trading Fund

                           Shareholder Acct. No.

         You are required to mail a signed application to the Transfer Agent at the address listed below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received by the Fund. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge shareholders for this service.

         PURCHASES BY MAIL

         Subject to acceptance by the Fund's Distributor, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with a check (subject to the Fund's minimum investment) payable to:

                           Aii Aggressive Trading Fund
                           c/o American Data Services, Inc.
                           P.O. Box 5536
                           Hauppauge, NY 11788-0132

         Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor will be assessed a $15.00 charge.

         All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.


                              HOW TO REDEEM SHARES

         GENERAL REDEMPTION INFORMATION

         Your shares will be redeemed at the net asset value next determined after receipt of your instructions in "good order" as explained below. The Fund's net asset value will fluctuate on a daily basis.

         To redeem your shares, you may either contact the Distributor or your broker-dealer or financial institution with an oral request or send a written request directly to the Transfer Agent. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $5,000. Please contact the Transfer Agent or refer to the SAI for more details.

         Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

         BY MAIL

         The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." Requests should be addressed to:
Questar Funds, Inc./Imperial BankFund, c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, N.Y. 11788-0132.

         Requests in "good order" must include the following documentation:

         (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         (b) any required signature guarantees (see "Signature Guarantees" below); and

         (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

      SIGNATURE GUARANTEES

      To protect your account, the Fund and its Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption of $5,000 or more from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at (877) 732-7696 for further details.

      BY TELEPHONE

      Provided the Telephone Redemption Option has been authorized, you may redeem your shares by calling the Fund and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Provided that the Transfer Agent employs reasonable procedures to confirm that the instructions are genuine, you bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      PAYMENT OF REDEMPTION PROCEEDS

         After your shares have been redeemed, proceeds will normally be mailed within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such check has cleared the banking system (normally up to 15 days from the purchase date).

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of Fund securities so received in payment of redemptions.

         INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $__________ as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.


                              SHAREHOLDER SERVICES

         We offer several shareholder service options to make your account easier to manage which are listed on the account application. Please make note of these options and select the ones that are appropriate for you.

         AUTOMATIC INVESTMENT PROGRAM

         You may arrange to make additional automated purchases of Fund shares. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. You should contact the Distributor, or your broker-dealer, financial institution or the Transfer Agent to obtain authorization forms or for additional information.

         TAX-QUALIFIED RETIREMENT PLANS

         The Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

         [ ] Individual Retirement Accounts ("IRAs"), Simple IRAs and Roth IRAs;

         [ ] 403(b) plans for employees of public school systems and non-profit organizations; or o 401(k) Plans;
         [ ] Profit-sharing plans and pension plans for corporations and other employees.

         You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a "Request to Transfer" form.

         CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

         The Fund will mail you confirmations of all of your purchases or redemptions of Fund shares. In addition, you will also receive account statements on a quarterly basis. This information will be provided to you from either the Distributor, your broker-dealer, financial institution or the Transfer Agent. You will also receive various IRS forms after the first of each year detailing important tax information and the Fund is required to supply annual and semi-annual reports that list securities held by the Fund and include its then current financial statements.


                           DIVIDENDS AND DISTRIBUTIONS

         The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital loss carry-overs.

         As a shareholder in the Fund, you can choose from three distribution options:

      --  Reinvest all distributions in additional shares;

      -- Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

      --  Receive all distributions in cash.

      You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares of the Fund at net asset value. You will receive a statement confirming reinvestment of distributions in additional shares promptly following the end of each calendar year.

      If a check representing a distribution is not cashed within a specified period, the Transfer Agent will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund at the then-current net asset value per share. Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund.

                          DISTRIBUTION AND SERVICE PLAN

      The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will compensate the Distributor by paying the Distributor a monthly fee equal to 0.25% of its average daily net assets, on an annual basis, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders. For further information regarding the Plan, see "Shareholder Servicing and Distribution Plan" in the SAI.


                                   TAX STATUS

      The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to qualify and to elect to be treated as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

      Distributions by the Fund are generally taxable to shareholders as ordinary income. Interest income from direct investment by noncorporate taxpayers in United States Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income.

      Any redemption of Fund shares is a taxable event that may result in a capital gain or loss.

      For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the SAI. Before investing in the Fund, you should consult your tax adviser regarding the consequences of your local and state tax laws.


                             PERFORMANCE INFORMATION

         The Fund's investment performance may from time to time be included in advertisements about the Fund. "Total Return" for the one (1), five (5) and ten
(10) year periods (or for the life of the Fund, if shorter) through the most recent quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the public offering price. Total return may also be presented for other periods.

         All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.


                               GENERAL INFORMATION

      YEAR 2000 COMPLIANCE

      As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

      Star Bank, N.A. serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Fund's Administrator, also acts as the Fund's transfer and dividend agent. The Fund pays the Administrator the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services.


                        COUNSEL AND INDEPENDENT AUDITORS

      Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been selected as independent accountants for the Fund.

                              FOR MORE INFORMATION

                               QUESTAR FUNDS, INC.

                           Aii AGGRESSIVE TRADING FUND

                            SEC FILE NUMBER 811-08655

      More Information on this Fund is available free upon request, including the following:

      ANNUAL AND SEMIANNUAL REPORTS

      Describes the Fund's performance, lists the Fund's holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affect the Fund's performance.

      STATEMENT OF ADDITIONAL INFORMATION (SAI)

      Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference herein (and is legally considered part of this prospectus).

      TO OBTAIN INFORMATION:

      By Telephone:                                  By E-Mail:
      -------------                                  ----------

      Call 1-877-732-7696                            Send your request to
                                                     ______________.com
      By Mail:
      --------

      Aii Aggressive Trading Fund
      c/o American Distribution Services, Inc.
      The Hauppauge Corporate Center
      150 Motor Parkway
      Hauppauge, New York 11588

      On the Internet:
      ----------------

      Text only versions of Fund documents can be viewed online or downloaded from

      Securities and Exchange Commission:                    http://www.sec.gov
      ----------------------------------                            -----------

      You can also obtain copies by visiting the SEC's Public Reference Room in Washington D.C. (phone at 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington D.C. 20549-6009.

                               QUESTAR FUNDS, INC.

                           Aii AGGRESSIVE TRADING FUND





                       STATEMENT OF ADDITIONAL INFORMATION


                               _____________, 1999



                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

Investment Objectives, Policies and Restrictions...............................2
Directors and Executive Officers..............................................19
Investment Advisory and Other Services........................................21
Shareholder Servicing & Distribution Plan.....................................24
Portfolio Transactions and Allocation of Brokerage............................26
Taxation......................................................................28
Ownership of Shares...........................................................29
Purchase of Shares............................................................30
Dividends and Distributions...................................................30
Net Asset Value ..............................................................30
Performance Comparisons.......................................................30
Redemption of Shares..........................................................32
Counsel and Independent Auditors..............................................33
Other Information.............................................................33



      This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated ________, 1999. A copy of the Prospectus may be obtained from the Fund at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or telephone (516) 951-0500.

                INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS


      The Fund's investment objective is to provide investors with capital appreciation by following an aggressive and speculative trading strategy while investing in a diversified portfolio of shares of other equity and fixed income mutual funds, the common stock of listed U.S. companies, money market instruments, and/or money market funds. A summary of the Fund's investment policies are set forth in the Prospectus. Additional information regarding the Fund's investment policies and restrictions is set forth below.

      INVESTMENT POLICIES AND ASSOCIATED RISKS
      ----------------------------------------

      The following paragraphs provide a more detailed description of the investment policies and their associated risks identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

      MUTUAL FUNDS AS PART OF AN INVESTMENT PROGRAM. The Fund does not constitute a balanced or complete investment program and the net asset value of its shares will fluctuate based on the value of the securities held by the Fund. The Fund is subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

      EQUITY INVESTING. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. While the investment strategy of the Adviser will generally preclude long-term investment in any particular equity security thus reducing the potential negative influence of any one of the above listed factors on securities held by the Fund, there can be no assurances that the Adviser's method will accurately predict, accommodate or be able to absorb (without significant loss of a portion of your investment), the potentially negative effects of such market decline.

      SPECULATIVE TRADING. The Fund's investment strategy focuses on speculative trading rather than long term participation in the economic growth and earnings of issuers. Speculative trading seeks to profit from short-term changes in market price and the Adviser's ability to predict and exploit these opportunities as they occur. The Fund, therefore, contrary to most other equity mutual funds, is not likely to exhibit a high correlation with traditional holdings in long-term equity investments; the selection of investments will be governed more by the price of the instrument than by the quality or performance history of the issuer. In light of this price-intensive approach and the general unpredictability of market prices, there is a risk that the market will move contrary to the Adviser's predictions and that an investor will lose a portion of his or her investment.

      Additionally, as a result of the Fund's emphasis on market price, under certain market conditions, particularly in periods of sustained market volatility, the Fund's portfolio turnover rate may be significantly higher than that of other equity mutual funds. The strategies of the Adviser require frequent trading and will, in all likelihood, result in a complete turnover of the Fund over eighty times per year. Such frequent portfolio turnover may involve significant expenses and costs for the Fund, including higher brokerage commissions, dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may also result in realization of taxable capital gains, some or all of which will be short-term capital gains subject to federal and state taxation as ordinary income and not eligible for favored capital gains tax treatment.

      INVESTING BASED ON SHARE PRICE. As stated in the Prospectus, the Fund will invest in securities based primarily on appreciable price changes in the market rather than on the capitalization of a particular issuer. Accordingly, the Fund may purchase securities of companies with market capitalization as low as $25 million. This strategy may subject the Fund to additional risks associated with investing in companies with small or mid-sized capital structures. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger more established companies.

      SHORT SALES. The Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

      In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

      Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      Short sales transactions may sometimes be executed by borrowing securities from margin accounts established by the Adviser for this purpose. Some interest may be charged within these margin accounts as a result of price fluctuations of boxed positions, even though no leverage is employed, since the offsetting long and short positions within that boxed position will generally offset each other's market risk.

      OTHER MUTUAL FUNDS. The Fund may invest a portion of its net assets in fixed income mutual funds and specialty equity mutual funds, as set forth below.

      FIXED INCOME MUTUAL FUNDS. The Fund may invest in fixed income mutual funds which invest primarily in high yield, high risk, non-investment grade securities. Non-investment grade securities (i.e., "junk bonds") tend to be highly susceptible to volatile fluctuations in market price. For example, as interest rates increase, the value of these fixed income securities tend to decrease. There can be no assurance that changes in interest rates will be accurately predicted by either the Adviser or the mutual funds in which the Fund has invested that hold these securities. Unanticipated changes in interest rates could lead to significant devaluations of the fixed income securities held by the mutual funds and, therefore, the mutual funds themselves, in which the Fund invests. This would have a negative impact on the net asset value of the Fund and your investment.

      MUNICIPAL BOND MUTUAL FUNDS. The Fund may also invest in mutual funds which concentrate in municipal bonds, including both general and revenue obligations. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's unrestricted revenues. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally not from the unrestricted revenues of the issuer. Changes in interest rates may adversely affect the value of the municipal bonds held by the mutual funds and, therefore, the mutual funds themselves in which the Fund is invested. In addition, the value of municipal obligations can be adversely affected by political and economic factors affecting the municipal issuer. Unanticipated changes in interest rates or the overall condition of the city, state, or public authority issuing the municipal bonds could lead to significant devaluations of the fixed income securities held by the mutual funds in which the Fund invests, which, in turn, will have a negative impact on the net asset value of the Fund and your investment.

      SPECIALTY EQUITY MUTUAL FUNDS. The Fund may also invest in specialty equity mutual funds- funds that invest in the securities of companies engaged primarily in commodity-related (i.e., gold and other precious metals) activities. Investments related to certain commodities (such as gold and other precious metals) are considered speculative and are affected by a variety of world-wide financial, economic and political factors. Prices of commodities and the securities of companies in the commodity industry may fluctuate sharply over short periods of time due to actual or expected changes in inflation in various countries, the availability of the supply of those commodities, changes in industrial and commercial demand, market activity on commodity-based exchanges, investment speculation, and government policies. Unanticipated changes in the market prices of the underlying commodities can adversely affect the value of the specialty equity funds in which the Fund invests and can have a negative impact on the net asset value of the Fund and on your investment.

      CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS") AND DIAMONDS.

      The Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the American Stock Exchange (the "Exchange") and traded in the secondary market on a per-SPDR basis.

      The Fund may also invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the "DJIA"). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per- DIAMONDS basis.

      SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. The value of both SPDRs and DIAMONDS are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs and DIAMONDS involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs and/or DIAMONDS invested in by the Fund. Moreover, the Fund's investment in SPDRs and DIAMONDS may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other trust expenses. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between the Fund and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and the Fund. Under these type circumstances, the value of the SPDRs or DIAMONDS held by the Fund will have a negative impact on the net asset value of the Fund.

      DEPOSITARY RECEIPTS. The Fund may invest in Depositary Receipts ("DRs"), including American Depositary Receipts ("ADRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of foreign securities involve certain inherent risks generally associated with investments in foreign securities, including the following:

      POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

      CURRENCY FLUCTUATIONS. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a DR's underlying portfolio securities denominated in that currency. Such changes will affect the Fund to the extent that the Fund is invested in DR's comprised of foreign securities.

      TAXES. The interest and dividends payable on certain foreign securities comprising a DR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund and that may, ultimately, be available for distribution to the Fund's shareholders.

      SHORT-TERM INVESTMENTS. While seeking desirable equity mutual fund investments or common stocks whose price history and expected performance lend themselves to the Adviser's method for investment or for temporary defensive purposes, the Fund may invest in money market funds and/or money market instruments consisting of the following:

      BANK CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      Domestic banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

      As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.

      GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

      Certain of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

      PUTS. To help assure appropriate liquidity, the Fund may acquire securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities.

      If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. It will be the Fund's policy to enter into puts only with issuers, banks or broker-dealers that are determined by the Adviser to present minimal credit risks.

      WRITING COVERED OPTIONS ON SECURITIES. The Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Adviser such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

      The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

      The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

      PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

      RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

      When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

      The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

      A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

      Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

      Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.

          FUTURES CONTRACTS AND RELATED OPTIONS. Subject to applicable law, and unless otherwise specified in the prospectus, the Fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

      Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

      Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

      The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

      OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

      As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

      The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Adviser's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

      The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

      To reduce or eliminate a position held by the Fund, the Fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

      For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract could be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

      There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

      Successful use of index futures by the Fund is also subject to the Adviser's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Fund's portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a profitable position over a short time period.

      OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

      INDEX WARRANTS. The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

      The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

      ILLIQUID SECURITIES. The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Company's Board of Directors, to ensure compliance with the Fund's investment restrictions.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Company's Board of Directors may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

      RESTRICTED SECURITIES. The SEC Staff currently takes the view that any delegation by the Board of Directors of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Board of Directors. It is the present intention of the Board of Directors that, if the Board of Directors decide to delegate such determinations to the Adviser or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Board of Directors would consider what action would be appropriate in light of the Staff's position at that time.

      REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

      SECURITIES LOANS. The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

INVESTMENT RESTRICTIONS
-----------------------

      In addition to the investment objective and policies set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non- fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to the Fund individually, without the vote of a majority of the Fund's outstanding shares. Non-fundamental investment restrictions of the Fund may be changed by the Board of Directors.

      As fundamental investment restrictions, the Fund will not:

       1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

       2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than in connection with short sales as described above or as set forth in restriction number 4 below.

       3. Borrow amounts in excess of 10% of the cost or 10% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 15% of the value of its total assets.

       4. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

       5. Purchase or sell real estate or commodities or commodity futures contracts. This restriction shall nor preclude the Fund from investing in banks or other financial institutions that have real estate or that buy and sell real estate.

       6. Will not make loans, in the aggregate, exceeding 33.33% of the Fund's total assets.

       7. Will not invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any other mutual fund.

       8. Will not change the nature of its business so as to cease to be an investment company.

       The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

       The Fund will not:

       1. Acquire securities for the purpose of exercising control over management.

       2. Invest more than 15% of its net assets in illiquid securities.

       Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether its has complied with its investment restrictions.

                        DIRECTORS AND EXECUTIVE OFFICERS

       The following table contains information concerning the directors and officers of Questar Funds, Inc., (the "Company"), and their principal occupations during the past five years. Directors who are interested persons, as defined by the 1940 Act, are indicated by asterisk.


                              POSITIONS HELD          PRINCIPAL OCCUPATION
 NAME AND ADDRESS                WITH THE                 LAST FIVE YEARS
                                 COMPANY

Dan Calabria (Age 62)           Director       Retired; currently serves as a
7068 So. Shore Drive So.                       disinterested trustee/director of
So. Pasadena, Florida 33707                    The Idex Mutual Funds, the
                                               Florida TaxFree Funds and
                                               ASM Index 30 Fund and as an
                                               arbitrator for the NASD and
                                               NYSE.  Mr.  Calabria served as
                                               Executive Vice President of
                                               William R.  Huff & Co. from
                                               June 1993 to June 1995 and
                                               was President, CEO and
                                               Director of Templeton Funds
                                               Management, Inc., Templeton
                                               Funds Distributor, Inc. and
                                               Templeton Funds Trust
                                               Company from 1986 to 1992.
                                               Mr. Calabria also served in
                                               various capacities with
                                               Lexington Management
                                               Corporation (1979-1983) and
                                               Oppenheimer Management
                                               Corporation (1965-1975).

Anthony J. Hertl (Age 48)       Director       Chief Financial and
Colobaugh Pond Road                            Administrative Officer for
Croton-on-Hudson, NY 10520                     Marymount College,
                                               Tarrytown, NY since 1996.
                                               Prior thereto, he served in a
                                               number of senior management
                                               positions at Prudential
                                               Securities Inc. from 1983-1996.
                                               Mr. Hertl spent 10 years at
                                               Arthur Andersen & Co. and is a
                                               Certified Public Accountant.

*Michael Miola (Age 46)         Director and   Chief Executive Officer of
 The Hauppauge                  Chief          American Data Services, Inc.
  Corporate Center              Executive
 150 Motor Parkway              Officer
 Hauppauge, NY 11788

       In addition to Mr. Miola, the other executive officers of the Company are:

                        Michael Wagner            -        Treasurer
                        James Colantino           -        Secretary
                        Michele Miola             -        Assistant Secretary

      The members of the Audit Committee of the Board of Directors are Mr. Calabria and Mr. Hertl. Mr. Hertl acts as the chairperson of such committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

       Those Directors who are officers or employees of the Administrator or its affiliates receive no remuneration from the Fund. Each disinterested Director receives a fee from the Fund for each regular quarterly and in-person special meeting of the Board of Directors attended. Members of the Board who are not affiliated with the Adviser or the Administrator receive an annual fee of $4,000 plus $500 for each Board meeting attended. The Fund will pay a pro rata portion of the Directors' fees and expenses based on the net assets of the Fund and the other series of the Company. In addition, each Director who is not affiliated with the Adviser or the Administrator is reimbursed for expenses incurred in connection with attending meetings.

       The following table sets forth the estimated compensation expected to be received by each Director from the Company during the fiscal year ending as of November 30, 1999.

                                  AGGREGATE ANNUAL ESTIMATED
DIRECTOR                          COMPENSATION FROM THE COMPANY
--------                          -----------------------------
Dan Calabria                               $6,000
Anthony J. Hertl                           $6,000
Michael Miola                              $0


                     INVESTMENT ADVISORY AND OTHER SERVICES

       The investment adviser for the Fund is Aii, Inc., (the "Adviser"). The Adviser will act as such pursuant to a written agreement which, after its initial two-year period, must be annually re-approved by the Board of Directors. The address of the Adviser is 930 Tahoe Boulevard, #802-269, Incline Village, Nevada 89451. The Adviser can also be contacted by telephone at (775) 832-0111.

CONTROL OF THE ADVISER

      The stock of the Adviser is wholly-owned by Mr. George Crawford. Mr. Crawford is also the Chairman of its Board of Directors and its Chief Executive Officer.

INVESTMENT ADVISORY AGREEMENT

       The Adviser acts as the investment adviser of the Fund under an Investment Advisory Agreement which has been approved by the Board of Directors (including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).

       The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Company, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       Pursuant to its Investment Advisory Agreement, the Fund will pay the Adviser monthly an advisory fee equal, on an annual basis, to 1.00% of its average daily net assets plus, to the extent earned, a performance-based fulcrum fee, as described below. The Adviser may waive a portion of its fees from time to time.

       Under the Investment Advisory Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Company or the Fund.

       The same security may be suitable for the Fund or other private accounts managed by the Adviser. If and when the Fund or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund or account. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

       FULCRUM FEE ARRANGEMENT In addition to the 1% advisory fee, the Adviser
       -----------------------
may be entitled to receive a performance-based fee pursuant to Section 205(b) of the Investment Adviser's Act of 1940 (the "Adviser's Act").

       Rule 205(b)(2) of the Adviser's Act permits an investment adviser to charge a "fulcrum fee" when advising a registered investment company. Rule 205-3 provides for compensation to an adviser by a qualified investment company on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the client. Under this fee arrangement, an adviser's compensation increases or decreases depending on how an account performs relative to an appropriate index or other measure of performance over a specified period. The rule specifically requires that the fees increase and decrease proportionately with the investment performance of the client's account over the specified period in relation to the designated market index. The point from which such increases or decreases in compensation are measured is the fee which is paid or earned when the client's investment performance is equivalent to that of the index. Thus, performance fees permitted under the Adviser Act are limited to those types of fees which (i) are earned only when a client's portfolio has outperformed the market (whether the market has risen or fallen), and (ii) discourage an adviser from taking substantial risks with a client's funds, as the adviser in computing its fees is penalized for losses incurred by a client which are greater than losses borne by the market.

       The performance fee to which the Adviser is entitled complies with the specifications of Section 205-3. Pursuant to the Investment Advisory Agreement, the Adviser, in addition to the 1% Investment Advisory fee described above, will be entitled to a performance-based fee which will be calculated on a daily basis after the determination of the Fund's net asset value on each day that the New York Stock Exchange is open. The Adviser has identified the daily U.S. Treasury Bill Rate plus 5% (annualized) as the appropriate benchmark of the Fund's performance. If the Fund's daily net performance (after taking into consideration all accrued costs and expenses) equals the benchmark when calculated for such day, the Adviser will be entitled to a fee equal to 2% of the net assets of the Fund. If the Fund's daily net performance exceeds or falls short of the daily benchmark, the Adviser's annual performance fee accrued is either increased or reduced by 20% of the difference. If the amount of the debit would cause the accrual to be a negative number, the Adviser will not be required to pay in that negative amount. However, no fees will be credited to the Adviser's accrual of its performance fee until the amount of fees which would otherwise have been credited to the Adviser is sufficient to extinguish any negative balance. The Fund will pay the Adviser any accrual of its performance fee at the end of each month.

ADMINISTRATOR

       The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles.

       Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

       The Administrative Service Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

       Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

       The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with all accounting services, including, without limitation:
(i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES

       For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Fund also pays the Administrator for any out-of-pocket expenses. These fees are set forth in the Fund's Prospectus.

       In return for providing the Fund with all accounting related services, the Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

       Star Bank, N.A. serves as custodian for the Fund's cash and securities (the "Custodian"). Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Administrator, also acts as the Fund's transfer and dividend agent.

DISTRIBUTION AGREEMENT

       Pursuant to a Distribution Agreement, ADS Distributors, Inc. (the "Distributor") has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

                   SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

       The Fund has adopted a Distribution and Service Plan (the "Plan"), which was reviewed and approved by a majority of the disinterested directors of the Fund, pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts, to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing") and financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund, which is subject to a maximum of 0.25% per annum of the Fund's average daily net assets. Fees paid under the Plan may not be waived for individual shareholders.

       Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of the Fund proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.

       The Plan, the shareholder servicing agreements and the form of distribution agreement each provide that the Adviser or the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions of the Fund; to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (ii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom it has contracted, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay the Distributor for any fiscal year under the shareholder servicing agreements or otherwise.

       Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

       The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

       In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Directors.

OTHER EXPENSES

       The Fund pays certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Distributor and the Transfer Agent, are deducted from income of the Fund before dividends are paid. These expenses include, but are not limited to, organizational costs, fees and expenses of officers and Directors who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

       The Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

       U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

       In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Adviser will select broker-dealers including, the Distributor, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

       When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefitting one specific managed fund or account.

       Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

       It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

       As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Directors may adopt from time to time. The Adviser does not currently intend to cause any Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

       Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


                                    TAXATION

       The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

       Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

       Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

       Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of the Fund's investment return.

       Any redemption of the Fund shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares.

       Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

       Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

       The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

                               OWNERSHIP OF SHARES

       Each share has one vote in the election of Directors. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Directors.


                               PURCHASE OF SHARES

       Shares of the Fund may be purchased at the net asset value per share next determined, plus any applicable sales load, after receipt of an order by the Fund's Distributor in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. Fund shares are sold subject to an initial sales load of up to 1.5%. The Fund's minimum initial investment is $2,000 (except for retirement accounts for which the minimum initial investment is $1,000) and the minimum subsequent investment is $100.

                          DIVIDENDS AND DISTRIBUTIONS


       Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

       Distributions are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

       The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.


                                 NET ASSET VALUE

       The method for determining the Fund's net asset value is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                             PERFORMANCE COMPARISONS


       Total return quoted in advertising and sales literature reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

       The Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                    P(1 + T)n = ERV

Where:

          P        =        a hypothetical initial investment of $1000


          T        =        average annual total return

          n        =        number of years

          ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

       Because the Fund has not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

       Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

       In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

       The Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

       The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

      Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

         CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate the Fund's performance. The Fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S.
News and World Report and The Wall Street Journal.


                              REDEMPTION OF SHARES

         Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted,
(c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

         Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

         Share purchases and redemptions are governed by Maryland law.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been selected as independent accountants for the Fund.


                                OTHER INFORMATION

         The Adviser has been continuously registered with the Securities Exchange Commission (SEC) under the 1940 Act since _____________. The Company has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

         For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                                          PART C
                                          ------
ITEM 23.       EXHIBITS.

                   * (1)    Articles of Incorporation;

                   * (2)    Bylaws of the Company;

                     (3)    Not Applicable.

                  ***(4)    Investment Advisory Agreement.

                  ***(5)    Distribution Agreement.

                     (6)    Not Applicable.

                  ***(7)    Custody Agreement.

                ***(8.1)    Administrative Service Agreement.

                ***(8.2)    Transfer Agency Agreement.

                  *(9.1) Opinion of Spitzer & Feldman P.C. as to the legality of the securities being registered, including their consent to the filing thereof and as to the use of their names in the Prospectus.

                ***(9.2)    Consent of Spitzer & Feldman P.C.

                   *(10) Consent of McCurdy & Associates, CPAs, Inc., independent accountants.

                    (11)    Not Applicable.

                 ** (12)    Subscription Letter.

                    (13)    Not Applicable.

                 ***(14)    Financial Data Schedule.

                 ***(15)    Distribution Plan.
---------------------
* Filed with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement (Reg. No. 333-46323) on February 13, 1998.
** Filed with the Securities and Exchange Commission as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement
      (Reg. No. 333-46323) on January 25, 1999.
***   To be Filed.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  Not applicable

ITEM 25.       INDEMNIFICATION.

               (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

                  "NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                    (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Aii, Inc. serves as investment adviser to the Fund. Set forth below are the names of the directors and officers of the Adviser:

               George Crawford                 President, CEO, and Director

               Kenneth Brandau                 CFO

ITEM 27.       PRINCIPAL UNDERWRITER.

          (a) The principal underwriter of the Company's shares currently acts as a principal underwriter for other investment companies.

          (b) The following table contains information with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21:

                  (1)                     (2)                      (3)
         Name and Principal      Positions and Offices     Positions and Offices
          Business Address*        With Underwriter            With Registrant
          -----------------        ----------------            ---------------

         Michael Miola           Treasurer, Director        President, CFO and
                                 Chairman                   Director
*The Hauppauge
 Corporate Center
 150 Motor Parkway
 Hauppauge, NY 11788

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS.

         The accounts and records of the Company required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at the office of the Adviser at 930 Tahoe Boulevard, #802-269, Incline Village, Nevada 89451. The Adviser can also be contacted by telephone at (775) 832-0111; except transfer agency records which are maintained at the offices of the Administrator, American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 and custodial records which are maintained at the offices of the Custodian, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 29           MANAGEMENT SERVICES.

                  Not Applicable

ITEM 30.          UNDERTAKINGS.

                  Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge and State of New York, on the 18th day of February, 1999.


                                               QUESTAR FUNDS, INC.


                                               By:/S/  MICHAEL MIOLA
                                                  -----------------------------
                                                       Michael Miola, President



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.



/S/ MICHAEL MIOLA          Director, Chairman of the           February 18, 1999
-------------------
    Michael Miola         Board and Chief Executive Officer


/S/ DAN CALABRIA           Director                            February 18, 1999
----------------
    Dan Calabria

/S/ ANTHONY HERTL          Director                            February 18, 1999
-----------------
    Anthony Hertl

     The above persons signing as Directors are all of the members of the Company's Board of Directors.